Exhibit 32.1

                                  CERTIFICATION

In connection with the Quarterly Report of Harbin Electric, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 18, 2005


                                                 /s/ Tianfu Yang
                                                 -----------------
                                                 Tianfu Yang
                                                 Chief Executive Officer


Date:  November 18, 2005


                                                 /s/ Zedong Xu
                                                 ------------------
                                                 Zedong Xu
                                                 Chief Financial Officer